QuickLinks -- Click here to rapidly navigate through this document

Exhibit 10.16

SECOND AMENDMENT TO CREDIT AGREEMENT AND
FIRST AMENDMENT TO PLEDGE AGREEMENT

        SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO PLEDGE AGREEMENT (collectively, this "Amendment"), dated as of March 11, 2005, among UNITED ONLINE, INC., a Delaware corporation (the "Borrower"), certain pledgors party to the Pledge Agreement referred to below party (each, a "Pledgor" and, collectively, the "Pledgors"), various Lenders party to the Credit Agreement referred to below, DEUTSCHE BANK TRUST COMPANY AMERICAS, as Administrative Agent (in such capacity, the "Administrative Agent"), and DEUTSCHE BANK TRUST COMPANY AMERICAS, as Collateral Agent under the Pledge Agreement (in such capacity, the "Collateral Agent"). Unless otherwise indicated, all capitalized terms used herein and not otherwise defined shall have the respective meanings provided such terms in the Credit Agreement referred to below.

WITNESSETH:

        WHEREAS, the Borrower, the Lenders, Deutsche Bank Securities Inc., as Lead Arranger, and the Administrative Agent are parties to a Credit Agreement, dated as of December 3, 2004 (as amended, modified, and/or supplemented to, but not including, the date hereof, the "Credit Agreement");

        WHERAS, the Borrower, the Pledgors and the Collateral Agent are parties to a Pledge Agreement, dated as of December 13, 2004 (the "Pledge Agreement"); and

        WHEREAS, subject to the terms and conditions of this Amendment, the parties hereto wish to amend the Credit Agreement and the Pledge Agreement, in each case as herein provided;

        NOW, THEREFORE, it is agreed:

I.    Amendments to Credit Agreement.

        1.     Section 9.03(b) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(b) All insurance policies or certificates (or certified copies thereof) with respect to the Borrower's and its Subsidiaries' property (and any other insurance maintained by the Borrower and/or such Subsidiaries, except fiduciary liability insurance, director and officer's insurance, worker's compensation insurance, and crime policy insurance) (i) shall be endorsed to the Collateral Agent's satisfaction for the benefit of the Collateral Agent (including, without limitation, by naming the Collateral Agent as loss payee and/or additional insured) and (ii) shall state that such insurance policies shall not be canceled without the respective insurer providing (or endeavoring to provide) at least 30 days' prior written notice thereof to the Collateral Agent.".

        2.     Section 13.19(d) of the Credit Agreement is hereby amended and restated to read in its entirety as follows:

          "(d) Within 120 days after the Borrowing Date (or such longer period as may be agreed by the Administrative Agent in its sole discretion), the Administrative Agent shall have received (i) resolutions of the board of directors of Juno India approving the grant of a Lien on the shares of Juno India in favor of the Collateral Agent (for the benefit of the Secured Creditors) pursuant to the Pledge Agreement, (ii) resolutions from each shareholder of Juno India approving the grant of a Lien on the shares of Juno India in favor of the Collateral Agent (for the benefit of the Secured Creditors) pursuant to the Pledge Agreement, and, in each case with respect to items (i)-(ii) above, in form and substance reasonably satisfactory to the Administrative Agent, and (iii) evidence of notation of the grant of such Lien on the shares of Juno India in favor of the Collateral Agent (for the benefit of the Secured Creditors) in the register of members (or other corporate records reasonably satisfactory to the Administrative Agent) of Juno India.".

II.    Amendments to Pledge Agreement.

        1.     Section 3.2(a)(iii) of the Pledge Agreement is hereby amended by inserting the following text immediately prior to the semi-colon at the end of said Section:

    "; provided that (A) no such notification shall be required to be given in the case of a Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest which is then subject to a securities account "control" agreement meeting the requirements of Section 3.2(b)(i) below and (B) with respect to any such Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest not then subject to a securities account "control" agreement, no such notification shall be required to be given until the first date of delivery (or required delivery) of the financial statements pursuant to Section 9.01(b) or (c), as the case may be, of the Credit Agreement following the acquisition of such Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest, as the case may be".

        2.     Section 3.3 of the Pledge Agreement is hereby amended by (i) deleting the text "Annexes A through G hereto" appearing in the first sentence of said Section and inserting the text "Annexes A through G hereto and Annex I hereto" in lieu thereof and (ii) inserting the following text immediately prior to the period at the end of the first sentence of said Section:

    "provided that with respect to any Certificated Security, Uncertificated Security, Partnership Interest or Limited Liability Company Interest subject to the procedures described in Section 3.2(a)(iii), no such certificate or supplements shall be required to be delivered unless and until the notification is required to be given in respect thereof pursuant to said Section 3.2(a)(iii)".

III.    Miscellaneous Provisions.

        1.     In order to induce the Lenders to enter into this Amendment, each of the Borrower and each Pledgor hereby represents and warrants that:

          (a)   no Default or Event of Default exists as of the Amendment Effective Date (as defined below), both before and after giving effect to this Amendment; and

          (b)   all of the representations and warranties contained in the Credit Agreement or the other Credit Documents are true and correct in all material respects on the Amendment Effective Date, both before and after giving effect to this Amendment, with the same effect as though such representations and warranties had been made on and as of the Amendment Effective Date (it being understood that any representation or warranty made as of a specific date shall be true and correct in all material respects only as of such specific date).

        2.     This Amendment is limited as specified and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement, the Pledge Agreement or any other Credit Document.

        3.     This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with the Borrower and the Administrative Agent.

        4.     THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

        5.     This Amendment shall become effective on the date (the "Amendment Effective Date") on which each of the Borrower, each Pledgor party to the Pledge Agreement on the date hereof, the Collateral Agent and Lenders constituting the Required Lenders shall have signed a counterpart hereof

(whether the same or different counterparts) and shall have delivered (including by way of facsimile transmission) the same to the Administrative Agent at its Notice Office.

        6.     From and after the Amendment Effective Date, all references in the Credit Agreement and each of the other Credit Documents to the Credit Agreement and the Pledge Agreement shall be deemed to be references to the Credit Agreement and the Pledge Agreement, as the case may be, as modified hereby.

*    *    *

        IN WITNESS WHEREOF, each of the parties hereto has caused a counterpart of this Amendment to be duly executed and delivered as of the date first above written.

UNITED ONLINE, INC.
By:	/s/ CHARLES S. HILLIARD Name: Charles S. Hilliard Title: Executive Vice President, Finance and Chief Financial Officer
NETZERO, INC., as a Pledgor
By:	/s/ CHARLES S. HILLIARD Name: Charles S. Hilliard Title: Executive Vice President, Finance and Chief Financial Officer
JUNO ONLINE SERVICES, INC., as a Pledgor
By:	/s/ CHARLES S. HILLIARD Name: Charles S. Hilliard Title: Executive Vice President, Finance and Chief Financial Officer
NETBRANDS, INC., as a Pledgor
By:	/s/ CHARLES S. HILLIARD Name: Charles S. Hilliard Title: Executive Vice President, Finance and Chief Financial Officer
MEGA WEB SERVICES, INC., as a Pledgor
By:	/s/ CHARLES S. HILLIARD Name: Charles S. Hilliard Title: Executive Vice President, Finance and Chief Financial Officer

UOL ADVERTISING, INC., as a Pledgor
By:	/s/ CHARLES S. HILLIARD Name: Charles S. Hilliard Title: Executive Vice President, Finance and Chief Financial Officer
PAY CONFIDENTIAL, INC., as a Pledgor
By:	/s/ CHARLES S. HILLIARD Name: Charles S. Hilliard Title: Executive Vice President, Finance and Chief Financial Officer
AIMTV, INC., as a Pledgor
By:	/s/ CHARLES S. HILLIARD Name: Charles S. Hilliard Title: Executive Vice President, Finance and Chief Financial Officer
JUNO INTERNET SERVICES, INC., as a Pledgor
By:	/s/ CHARLES S. HILLIARD Name: Charles S. Hilliard Title: Executive Vice President, Finance and Chief Financial Officer
CLASSMATES ONLINE, INC., as a Pledgor
By:	/s/ CHARLES S. HILLIARD Name: Charles S. Hilliard Title: Executive Vice President, Finance and Chief Financial Officer

CLASSMATES ADVERTISING, INC., as a Pledgor
By:	/s/ CHARLES S. HILLIARD Name: Charles S. Hilliard Title: Executive Vice President, Finance and Chief Financial Officer
CLASSMATES INTERNATIONAL, INC., as a Pledgor
By:	/s/ CHARLES S. HILLIARD Name: Charles S. Hilliard Title: Executive Vice President, Finance and Chief Financial Officer
CLASSMATES MEDIA, INC., as a Pledgor
By:	/s/ CHARLES S. HILLIARD Name: Charles S. Hilliard Title: Executive Vice President, Finance and Chief Financial Officer
DEUTSCHE BANK TRUST COMPANY AMERICAS, Individually, as Administrative Agent and as Collateral Agent
By:	/s/ ANCA TRIFAN Name: Anca Trifan Title: Director
By:	/s/ PAUL O'LEARY Name: Paul O'Leary Title: Vice President

SIGNATURE PAGE TO THE SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO PLEDGE AGREEMENT, DATED AS OF MARCH 11, 2005, AMONG UNITED ONLINE, INC., CERTAIN PLEDGORS PARTY TO THE PLEDGE AGREEMENT, VARIOUS LENDERS PARTY TO THE CREDIT AGREEMENT, AND DEUTSCHE BANK TRUST COMPANY AMERICAS, AS ADMINISTRATIVE AGENT AND AS COLLATERAL AGENT
NAME OF INSTITUTION:
ACA Management, LLC as Advisor to ACA CLO 2005-1, LTD.
By:	/s/ VINCENT INGATO Name: Vincent Ingato Title: Managing Director
Landmark III CDO Limited By: Aladdin Capital Management, LLC as Manager
By:	/s/ JOHN J. D'ANGELO Name: John J. D'Angelo Title: Authorized Signatory
Landmark V CDO Limited By: Aladdin Capital Management, LLC as Manager
By:	/s/ JOHN J. D'ANGELO Name: John J. D'Angelo Title: Authorized Signatory
AVENUE CLO FUND, LIMITED
By:	/s/ RICHARD D'ADDARIO Name: Richard D'Addario Title: Senior Portfolio Manager
Bushnell CBNA Loan Funding LLC, for itself or as agent for Bushnell CFPI Loan Funding LLC
By:	/s/ SUZANNE SMITH Name: Suzanne Smith Title: As Attorney-In-Fact

LOAN STAR STATE TRUST By Its Investment Manager, Highland Capital Management, L.P. By Its General Partner, Strand Advisors, Inc.
By:	/s/ DAVID LANCELOT Name: David Lancelot Title: Treasurer Highland Capital Management, L.P.
Pioneer Floating Rate Trust By Highland Capital Management, L.P. Its Sub-Advisor
By:	/s/ R. JOSEPH DOUGHERTY Name: R. Joseph Dougherty Title: Senior Vice President, Secretary
Southfork CLO, Ltd. By: Highland Capital Management, L.P. As Collateral Manager
By:	/s/ DAVID LANCELOT Name: David Lancelot Title: Treasurer Highland Capital Management, L.P.
HIGHLAND OFFSHORE PARTNERS, L.P. By: Highland Capital Management, L.P. As General Partner
By:	/s/ DAVID LANCELOT Name: David Lancelot Title: Treasurer Highland Capital Management, L.P.
Premium Loan Trust I, Ltd.
By:	/s/ TIMOTHY S. VAN KIRK Name: Timothy S. Van Kirk Title: Managing Director

WIND RIVER CLO I LTD. By: McDonnell Investment Management, LLC, as Manager
By:	/s/ KATHLEEN A. ZAM Name: Kathleen A. Zam Title: Vice President
Olympic CLO I
By:	/s/ JOHN M. COGEDIAN Name: John M. Cogedian Title: Chief Operating Officer, LLC (Manager)
Sankaty Advisors, LLC as Collateral Manager for AVERY POINT CLO, LTD. as Term Lender
By:	/s/ JEFFREY HAWKINS Name: Jeffrey Hawkins Title: Senior Vice President
Sankaty Advisors, LLC as Collateral Manager For Loan Funding XI LLC, as Term Lender
By:	/s/ JEFFREY HAWKINS Name: Jeffrey Hawkins Title: Senior Vice President
Sankaty Advisors, LLC as Collateral Manager for Race Point CLO, Limited, as Term Lender
By:	/s/ JEFFREY HAWKINS Name: Jeffrey Hawkins Title: Senior Vice President

Sankaty Advisors LLC as Collateral Manager for Race Point II CLO Limited, as Term Lender
By:	/s/ JEFFREY HAWKINS Name: Jeffrey Hawkins Title: Senior Vice President
Sankaty High Yield Asset Partners, L.P.
By:	/s/ JEFFREY HAWKINS Name: Jeffrey Hawkins Title: Senior Vice President
Sankaty High Yield Asset Partners, II, L.P.
By:	/s/ JEFFREY HAWKINS Name: Jeffrey Hawkins Title: Senior Vice President
Sankaty High Yield Partners III, L.P.
By:	/s/ JEFFREY HAWKINS Name: Jeffrey Hawkins Title: Senior Vice President
HARBOUR TOWN FUNDING LLC
By:	/s/ MEREDITH J. KOSLICK Name: Meredith J. Koslick Title: Assistant Vice President
SANTA BARBARA BANK & TRUST
By:	/s/ IRIS L. SIEGEL Name: Iris L. Siegel Title: Vice President

SILICON VALLEY BANK
By:	/s/ BOB MULLER Name: Bob Muller Title: Senior Relationship Manager
ULT CBNA Loan Funding LLC, for itself or as agent for ULT CFPI Loan Funding LLC
By:	/s/ JANET HAACK Name: Janet Haack Title: As Attorney-In-Fact
Stanfield Arbitrage CDO, Ltd. By: Stanfield Capital Partners LLC as its Collateral Manager
By:	/s/ CHRISTOPHER E. JENSEN Name: Christopher E. Jensen Title: Managing Partner
Stanfield Quattro CLO, Ltd. By: Stanfield Capital Partners LLC As its Collateral Manager
By:	/s/ CHRISTOPHER E. JENSEN Name: Christopher E. Jensen Title: Managing Partner
WhiteHorse II, Ltd. By: WhiteHorse Capital Partners, L.P. As Collateral Manager
By:	/s/ ETHAN UNDERWOOD Name: Ethan Underwood Title: Portfolio Manager

QuickLinks

SECOND AMENDMENT TO CREDIT AGREEMENT AND FIRST AMENDMENT TO PLEDGE AGREEMENT
WITNESSETH